SUPPLEMENT DATED MAY 4, 2015 TO
                     THE PROSPECTUS DATED JANUARY 14, 2015

                          ELKHORN UNIT TRUST, SERIES 1

                       Elkhorn CAP-X Achievers Portfolio
                    Elkhorn Foundation Pure Water Portfolio
   Elkhorn Sector Neutral Portfolio of DWA ETFs (collectively, the "Trusts")
                              File No. 333-198204

     Notwithstanding anything to the contrary in the Prospectus, the first sentence of the fifth footnote to the "Fee Table" for each of the Trusts is hereby deleted and replaced with the following:

          Since certain of the operating expenses are fixed amounts, if the Trust does not reach a certain size, or falls below such size over its life, the actual amount of the operating expenses may, in some cases, greatly exceed the amounts reflected. To the extent the actual operating expenses are greater than the estimated amount, only the estimated operating expenses will be charged to the Trust. Any operating expenses exceeding this estimate will be borne by the Sponsor.





                       Please keep for future reference.